[GRAPHIC OMITTED]

The
Gabelli
Global
Convertible
Securities
Fund


                                                                   ANNUAL REPORT
                                                               DECEMBER 31, 1997

Gabelli Global Series Funds, Inc.

The Gabelli Global
Convertible Securities Fund

Annual Report - December 31, 1997

                                                                 [PHOTO OMITTED]
                                                                    Hart Woodson

To Our Shareholders,

      During the fourth quarter, the currency crisis originating in Thailand spread across Asia impacting capital markets worldwide. Equity markets fell and credit spreads widened. Even the United States was hit when the fear of a collapse of the Hong Kong dollar peg sent the Dow Jones Industrial Average
(DJIA) tumbling 554 points on October 27, 1997. At year end, the crisis had not yet been contained despite the International Monetary Fund (IMF) initiatives. We anticipate that the liquidity crisis in Asia will be resolved, but that world economic growth will slow. Consequently, interest rates are likely to remain low or even fall. Global convertible securities offer an attractive investment in such an environment. Lower interest rates

INVESTMENT RESULTS (a)
-------------------------------------------------------------------------------------------------------------------
                                                                      Quarter
                                                  -----------------------------------------------
                                                    1st          2nd           3rd           4th          Year
                                                  ------       ------        ------        ------        ------
1997:     Net Asset Value ..................      $10.27       $10.98        $11.15        $ 9.39        $ 9.39
          Total Return .....................         0.9%         6.9%          1.5%         (6.1)%         2.8%
-------------------------------------------------------------------------------------------------------------------
1996:     Net Asset Value ..................      $11.34       $11.55        $11.41        $10.18        $10.18
          Total Return .....................         5.1%         1.9%         (1.2)%        (0.3)%         5.5%
-------------------------------------------------------------------------------------------------------------------
1995:     Net Asset Value ..................      $10.09       $10.64        $11.05        $10.79        $10.79
          Total Return .....................         1.6%         5.5%          3.9%          1.2%         12.6%
-------------------------------------------------------------------------------------------------------------------
1994:     Net Asset Value ..................      $10.38       $10.37        $10.64        $ 9.93        $ 9.93
          Total Return .....................         3.8%(b)     (0.1)%         2.6%         (5.2)%         0.9%(b)
-------------------------------------------------------------------------------------------------------------------

                                                                             Dividend History
                                                         ---------------------------------------------------------
  Average Annual Returns - December 31, 1997(a)          Payment (ex) Date    Rate Per Share    Reinvestment Price
  ---------------------------------------------          -----------------    --------------    ------------------
1 Year......................................   2.8%      December 30, 1997       $1.070              $ 9.33
3 Year......................................   6.9%      December 31, 1996       $1.200              $10.18
Life of Fund (b)............................   5.5%      December 29, 1995       $0.393              $10.79
                                                         December 30, 1994       $0.160              $ 9.93

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of operations on February 3, 1994. Note: Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic and political risks.
------------------------------------------------------------------------------------------------------------------

          COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
             GABELLI GLOBAL CONVERTIBLE SECURITIES FUND, THE LIPPER CONVERTIBLE SECURITIES FUND AVERAGE AND THE UBS GLOBAL
                                CONVERTIBLE INDEX

   [The following table was depicted as a line graph in the printed material]

         Gabelli Global Convertible     Lipper Convertible         UBS Global
             Securities Fund*        Securities Fund Average   Convertible Index
         --------------------------  -----------------------   -----------------
2/3/94              10000                    10000                    10000
12/31/94            10090                     9324                     9709
12/31/95            11360                    11262                    11146
12/31/96            11900                    12940                    11883
12/31/97            12236                    15219                    12058

----------
*     Past Performance is not predictive of future performance.

will bolster bond values while higher current yield will reduce volatility. Stock selection remains foremost, as we continue to uncover attractive investment opportunities on a global basis.

Investment Performance

      The net asset value of the Gabelli Global Convertible Securities Fund declined by 6.1% in the fourth quarter ended December 31, 1997. The UBS Global Convertible Index, Merrill Lynch Global Bond Index and Morgan Stanley Capital International World Free Index of global equity markets had returns of (6.2)%, 1.0% and (3.3)%, respectively, over the same period. Each index is an unmanaged indicator of investment performance. The Fund was up 2.8% for 1997. The UBS Global Convertible Index, Merrill Lynch Global Bond Index and Morgan Stanley Capital International World Free Index rose 1.5%, 3.1% and 15.0%, respectively, over the same twelve month period. Since inception on February 3, 1994 through December 31, 1997, the Fund has a total return of 23.2%, which equates to an average annual return of 5.5%.

Our Investment Objective

      The Fund's objective is to obtain a high rate of total return by investing in global convertible securities. We expect to achieve a competitive rate of return by investing primarily in coupon paying convertible securities which meet our selective investment criteria.

Our Approach

      We weigh both country-specific and company-specific factors to make our investment decisions. Country-specific factors include political stability, economic growth, inflation and trends in interest rates. With regard to companies, we seek firms which are undervalued in relation to their long term potential value. We then look for some dynamic in the country or company which can unlock this value. In the case of global telecommunications, the dynamic is the privatization of state-owned monopolies. In developing countries, it is the need to provide the infrastructure for growth. In Japan, it is the change from an industrial to a consumer-oriented economy. In commodi ties, it is the increase in industrial demand.

Global Allocation

      The accompanying chart represents the Fund's holdings by geographic region as of December 31, 1997. The geographic allocation will change based on current global market con ditions. Countries and/or regions represented in the chart and below may or may not be included in the Fund's future portfolio.

    The following table was depicted as a pie chart in the printed material]

                    HOLDINGS BY GEOGRAPHIC REGION - 12/31/97

                      Europe                   25.7%

                      Asia/Pacific Rim         15.3%

                      Japan                     9.7%

                      Latin America             4.8%

                      United States            44.3%

                      Other                     0.2%

What are Global Convertible Securities?

      Global convertible securities are bonds, preferred shares and warrants of domestic or foreign issuers which may be converted into a fixed number of shares of the underlying company. Convertibles are hybrid securities which combine the capital appreciation potential of equities with the higher yield of fixed income instruments. They can be thought of as a straight bond together with an embedded call option (or warrant) on the underlying equity.

What are the Benefits of Global Convertible Securities?

      Reduced volatility is foremost. Investing in foreign equity markets can be rewarding but volatile. Our goal is to earn a high, risk-adjusted rate of return. Due to its fixed income characteristics, a convertible security will provide more stability than its underlying common stock. In the current market environment, in which investors are seeking alternatives to bond funds in favor of global or international funds, the Gabelli Global Convertible Securities Fund provides an attractive alternative by combining the capital appreciation potential of global equity investing with the higher current income usually associated with bonds.

World View and the Year Ahead

      The U.S. stock market, as measured by the Standard & Poor's (S&P) 500 Index, rose 2.9% in the fourth quarter and 33.4% for 1997. The economy remained firm with low inflation. Third quarter Gross Domestic Product (GDP) rose at an annual rate of 3.3% versus 3.6% in the second quarter. Fourth quarter growth is expected to moderate to 2.7%, while the Asian crisis is anticipated to reduce 1998 growth to roughly 2%. Inflation was benign with the Producer Price Index falling 1.2% in 1997, the largest annual drop since 1986, after rising 2.8% in 1996. Commodity prices fell with gold reaching an 18 year low at USD 278 per ounce. Bond prices benefited with the yield on the thirty year U.S. Treasury falling 47 basis points during the quarter to 5.92 percent.

      Due to the relatively favorable outlook in the U.S., we have increased our weighting in the region from 33.6% to 44.3%. A neutral weighting would be 28.9%. We believe lower interest rates will raise the disposable income of home owners who refinance their mortgages and boost consumer spending. This in turn will benefit the retail, leisure and housing sectors. Companies in our portfolio which offer value in this area include Federated Department Stores, Cablevision and Home Depot.

      Our Latin American exposure is contained in Argentina and Mexico, which fell 16.4% and 5.2% in the fourth quarter but gained 28.3% and 52.4% for the year, respectively. The Fund is overweighted in the region with 4.8% of total assets versus a neutral weighting of 1.8%. We are encouraged by attractive company valuations and strong economic fundamentals in these countries. However, we continue to closely monitor macroeconomic events in Brazil which has received a wake-up call from Asia.

      Equity markets in Asia (ex-Japan) were the worst performing during the fourth quarter, falling more than 30%. The South Korean market fell 67% in U.S. dollar terms as the nation's debt was downgraded to junk status and the threat of default loomed. We have concentrated our investments in those countries with the strongest macroeconomic fundamentals such as China and Taiwan. Despite the situation in Asia, China continues to be one of the fastest growing economies in the world. GDP is expected to grow at over nine percent in 1997 with a trade surplus of USD 40 billion and foreign exchange reserves of USD 142 billion. We favor cash rich companies with strong balance sheets and stable earnings like New World Infrastructure and Shanghai Industrial Holdings. Although we do not expect the Hong Kong dollar peg to break, the risk remains. As a precaution, we have hedged a portion of our currency exposure. We also seek high yielding convertible securities of more leveraged companies whose earnings are diversified and are the beneficiaries of the events in Asia, such as Filipino port operator International Container Terminal Services. The neutral weighting in this region is 5.1%. The Fund remains overweight at 15.3% but has reduced its commitment from 22.3% during the third quarter.

      The Nikkei 225 fell 21.3% during the quarter and 30.2% for 1997 in U.S. dollar terms. Japan continues to suffer from a poor economy and weak banking system. The quarter witnessed several high profile financial failures including Yamaichi Securities and Hokkaido Takushoku Bank, the nation's tenth largest bank. Measures are now being taken to stimulate demand (i.e. reduce taxes) and support the financial sector. Until a pick-up in domestic demand becomes more visible, we continue to favor exporters like Sony, which gained 35% during the year despite a 13% decline in the yen. We remain bearish on the yen and continue to hedge our currency exposure through the sale of forward contracts. We remain underweighted in Japan at 10% versus a neutral weight of 42.9%.

      Europe performed well in the fourth quarter, especially in the "peripheral" markets where interest rates have been falling toward a central "core" rate in preparation for European monetary union. Spain and Italy rose 2.6% and 5.1% during the quarter and 47.3% and 36.9% for 1997, respectively. This provides a favorable environment for our investments in Telefonica de Espana and Mediaset. We continue to find value in companies which are making efforts to restructure their balance sheets and add shareholder value such United News & Media and Veba. We maintain our weighting in Europe at 25.7% versus a neutral weighting 21.3%.

Let's Talk Converts

      The following are specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher prices, but they do express a positive trend which we believe will develop over time. The share prices of foreign holdings are stated in U.S. dollar equivalent terms as of December 31, 1997.

AirTouch Communications Inc. (ATI.C - $62.3125 - NYSE) provides wireless communications services in cellular, paging and PCS (personal communications services). ATI has operations in the U.S., Europe and Asia. The company also has interests in Globalstar, Qualcomm and Mannesmann Arcor. Over the next three years, we expect operating cash flow from the international properties to grow at an impressive 36% versus only 7% from the domestic cellular business. Currently trading at about nine times 1998 estimated operating cash flow, we think the stock is too cheap. Our target price for year end 1998 is USD 47 based on a cash flow multiple of just over 12 times.

       The AirTouch 4.25 percent convertible preferred stock (series C) is a new addition to the portfolio and gained 8.7% during the quarter. With the stock at USD 41.5625, the convertible preferred was priced at USD 62.3125 on an 8.7% premium and a current yield of 3.4%. The preferred is rated BBB by S&P and is not callable until August 2000. The common stock pays no dividend.

Cablevision Systems Corp. (CVC. - $38.50 - AMEX) owns and operates cable television systems clustered mainly in Boston, Cleveland and metropolitan New York. The company's subsidiary, Rainbow Media Holdings, produces entertainment, sports and news programming. Other assets include the Madison Square Garden properties. Cablevision reported solid third quarter results. Over the previous year, revenues grew 11% to USD 518 million and EBITDA rose 16% to USD 171 million. Growth was driven by both a three percent increase in subscribers as well as a gain in revenues per subscriber. CVC plans to spend about USD 500 million in 1998 to further upgrade its systems. Meanwhile, leverage will be reduced to 6.5 times EBITDA as the company continues to sell non-strategic cable systems to reduce debt.

      The CVC 8.50% convertible preferred was the best performing security in our portfolio last quarter with a gain of 33.4%. With the common stock at USD 95.75, the preferred trades at USD 38.50 on an 8.5% premium and 5.5% yield. The preferred is BB- rated by S&P and enjoys hard call protection until November 1999. The common stock pays no dividend.

Canal + (Sub. Deb. Cv. 3.50%, 04/01/02), the French media company, monitized its interest in Mediaset earlier this year by issuing a 3.50% French franc denominated convertible bond due in April 2002 exchangeable into Mediaset common stock at a price of IL 8,500. With the stock at IL 8,742, the bonds sold at 108.8% on a 7% premium and 3.3% current yield. The bonds are not callable until April 2001.

Mediaset (MS.MI - $4.94 - Milan Stock Exchange) is the leading commercial television group in Italy. Its operations include three national television stations (Canale 5, Italia 1 and Retequattro) which achieved an aggregate daily audience share of 42.5% and over 60% of TV advertising revenues last year. During the first half of 1997, net profits rose 17.9% on a strong gain in advertising revenues. The company's strong cash flow should permit further investments in the European media sector and/or a share buyback.

Hamburgische Landesbank (Sub. Deb. Cv. 3.25%, 05/08/02) is exchangeable into Veba common stock at a price of DM 111.6. With the stock at DM 122.3, the bonds trade at USD 116% on an 11% premium and a 2.8% current yield. The bonds are not callable until May 2000.

Veba AG (VEBG.F - $68.12 - Frankfurt Stock Exchange) is Germany's lowest cost energy producer, supplying the country with one-fifth of its electricity needs. The company is also involved in chemicals, oil, trading, transportation and telecommunications. Through its 40% stake in O. TEL O., Veba owns stakes in Iridium, the satellite communications project, and E-Plus Mobilfunk, a digital wireless phone network. Other telecom assets include investments in Bouygues Telecom, the third largest French mobile operator; Cablecom, the Swiss cable TV company; and a 10% holding in UK-based Cable & Wireless. Veba is a classic example of the restructuring efforts taking place in Europe today where return on investment and shareholder value are being emphasized.

The Home Depot Inc. (3.25%, 10/01/01) sells building materials and home improvement products through 589 stores in 40 states and four Canadian provinces. The company recently launched an operation in Chile, which it plans to use as a springboard in Latin America. Third quarter results were strong with sales up 26% to USD 6.2 billion and net earnings up 35% to USD 299 million. Growth was due to an increase in customer transactions and size per ticket. The stock has demonstrated consistent stable earnings growth and is a beneficiary of the ongoing consolidation in the USD 360 billion home improvement market.

      The 3.25 percent convertible bonds due in October 2001 were also a new addition to the portfolio and rose 9.4% during the quarter. With the stock at USD 58.875, the bonds were priced at 135.3125% on a 6% premium and a 2.4% current yield versus a 0.3% yield on the common stock. The bonds are rated A+ by S&P and are not callable until October 1999.

International Container Terminal Services (ICTSI)(Sub. Deb. Cv. 1.75%, 03/13/04) is a Philippines-based container cargo handling operator which handles 60% of the container traffic at the Port of Manila. ICTSI also has terminal operation businesses in Argentina and Mexico and is building terminals in Pakistan and Saudi Arabia. The economic downturn in the Philippines will depress trade volume in 1998, but this will be partially offset by rate hikes and earnings from foreign subsidiaries. The company's debt to equity ratio stands at 90% with interest rate coverage at 1.4 times.

      The ICTSI 1.75% convertible bonds due in March 2004 were trading at 72 with the stock at five pesos. With the conversion price at PP 11.91, the bonds are far out of the money (i.e. busted) and thus trade like a straight bond on over a 150% premium and an 18.2% yield to their March 2002 put price of 135.75. We believe this is a compelling yield for a company with the diversity and financial strength to withstand the current economic storm in Asia.

Shanghai Industrial Holdings (SIHL) (1.00%, 06/12/02) is 65.1% owned by Shanghai Industrial Investment (Holdings) Company Ltd (SIIC), which is the Shanghai municipal government's wholly-owned window company in Hong Kong. Consumer products (i.e. cigarettes, cosmetics and pharmaceuticals) account for 38% of earnings followed by infrastructure projects (36%) and automotive parts (24%). At year end, SIIC was selling at about 14 times earnings which have been growing at over 40%. The balance sheet is strong with 60% gearing and 3.5 times interest coverage.

      The 1.00% SIIC bonds due in June 2002 are convertible into SIHL at a price of HKD 54.12. With the stock at HKD 28.875 the bonds traded at 96.5% on an 84% premium. The bonds enjoy a premium redemption at a price of 138.57 at maturity. The yield to maturity was 9.1%.

United News & Media plc (Sub. Deb. Cv. 6.125%, 12/03/03) is a UK-based media and information group. The group's four main activities include consumer publishing (newspapers and advertising periodicals), broadcasting and entertainment (ITV and Channel 5), financial services and business services. Business services is the largest contributor to group profits with subsidiary Miller Freeman being the world's largest trade-show organizer. On the broadcasting side, we expect United to be the greatest beneficiary of the upcoming ITV license renewal process, which could save the company STG 59 million in 1999.

      The United News & Media 6.125% sterling denominated convertible bonds due in December 2003 traded at 103.5% with the stock at 693 pence. This represents a well balanced bond on a 20% premium and 5.9% current yield. The bond enjoys call protection until December 2001.

Minimum Initial Investment - $1,000

      The Fund's minimum initial investment for both regular and retirement accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, The Gabelli Global Convertible Securities Fund and other Gabelli Funds are available through the no-transaction fee programs at many major discount brokerage firms.

Internet

      You can now visit us on the Internet. Our home page at http://www.gabelli.com contains information about Gabelli Funds, Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com. In Conclusion

      In the year ahead, we believe solid economic growth and benign interest rates in the U.S. and Europe will prove to be a favorable environment for convertible investors. As we await a recovery in Japan and the rest of Asia, convertibles offer a more defensive entry point than common stocks. In Latin America, our convertible investments dampen the regions volatility. We thank you for your confidence in our convertible selection process. We will strive to preserve the assets you have entrusted to us and to provide competitive risk-adjusted returns. We wish you a happy, healthy, and prosperous 1998.

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GAGCX. Please call us during the business day for further information.


                                          Sincerely,


                                          A. Hartswell Woodson, III
                                          Portfolio Manager

February 1, 1998

--------------------------------------------------------------------------------
                                Top Ten Holdings
                                December 31, 1997
                                -----------------

      Nortel Inversora SA                 Globalstar Telecommunications
      Fixana                              Hamburgische Landesbank/Veba
      Telefonica Europa BV                Sony Corp.
      United News & Media plc             Triathlon Broadcasting Co.
      Tecnomatix Technologies Ltd.        Banco Comercial Portugues
--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period of this report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

The Gabelli Global Convertible Securities Fund
Portfolio of Investments -- December 31, 1997
================================================================================

   Principal                                                           Market
    Amount                                                  Cost        Value
    ------                                                  ----        -----
                  CONVERTIBLE CORPORATE BONDS -- 67.6%
                  AUTOMOTIVE -- 4.8%
$   200,000       Mahindra and Mahindra Ltd.
                    Sub. Deb. Cv.  ....................  $  200,274  $  192,000
                    5.00%, 07/09/01
    150,000       Qingling Motors Co. Ltd.
                    Sub. Deb. Cv.  ....................     143,558     135,375
                    3.50%, 01/22/02
    100,000       Volkswagen International Finance
                    Cv. 3.00%, 01/24/02................     121,713     118,000
                                                         ----------  ----------
                                                            465,545     445,375
                                                         ----------  ----------
                  BROADCASTING -- 4.0%
  1,000,000(b)    Canal+ Sub. Deb. Cv.
                    3.50%, 04/01/02....................     187,036     179,459
    200,000       Scandinavian Broadcasting
                    System SA Sub. Deb. Cv.
                    7.25%, 08/01/05  ..................     210,080     201,000
                                                         ----------  ----------
                                                            397,116     380,459
                                                         ----------  ----------
                  BUILDING and CONSTRUCTION -- 2.7%
    250,000       Bacnotan Consolidated
                    Industries Inc. Sub. Dev. Cv.
                    5.50%, 06/21/04  ..................     243,484     156,250
    100,000       New World Infrastructure Ltd.
                    Sub. Deb. Cv.
                    5.00%, 07/15/01....................     100,000      98,000
                                                         ----------  ----------
                                                            343,484     254,250
                                                         ----------  ----------
                  BUSINESS SERVICES -- 1.8%
    125,000       Cendant Corp. Sub. Deb. Cv.
                    4.75%, 03/01/03....................     152,891     166,750
                                                         ----------  ----------
                  CABLE -- 2.1%
    200,000       International CableTel Inc.
                    Sub. Deb. Cv.
                    7.25%, 04/15/05 (d)................     202,660     197,000
                                                         ----------  ----------
                  COMPUTER SOFTWARE and SERVICES -- 2.7%
    250,000       Technomatix Technologies Cv.
                    5.25%, 08/15/04 (d)................     253,041     248,750
                                                         ----------  ----------
                  CONSUMER PRODUCTS -- 9.8%
    150,000       Central Garden and Pet Co. Cv.
                    6.00%, 11/15/03 (d)................     150,000     172,125
    100,000       Grand Metropolitan plc Cv.
                    6.50%, 01/31/00....................     110,938     132,000
 20,000,000(a)    Matsushita Electric
                    Industrial Co. Ltd.
                    Sub. Deb. Cv.
                    1.30%, 03/29/02....................     224,655     192,277
    200,000       Shanghai Investment Holdings
                    1.00%, 06/12/02 (d)................     220,826     194,500
 20,000,000(a)    Sony Corp. Sub. Deb. Cv.
                    1.40%, 03/31/05....................     198,232     228,423
                                                         ----------  ----------
                                                            904,651     919,325
                                                         ----------  ----------
                  DIVERSIFIED INDUSTRIAL -- 7.1%
     90,000       Alfa SA de CV Sub. Deb. Cv.
                    8.00%, 09/15/00 ...................     137,595     129,150
 20,000,000(a)    Matsushita Electric Works Ltd.
                    Sub. Deb. Cv.
                    2.70%, 05/31/02  ..................     233,159     204,581
 20,000,000(a)    Mitsui and Co. Ltd. Sub. Deb. Cv.
                    1.50%, 03/31/03....................     212,156     175,356
    150,000       U.S. Filter Corp. Cv.
                    4.50%, 12/15/01 ...................     150,000     155,250
                                                         ----------  ----------
                                                            732,910     664,337
                                                         ----------  ----------
                  ELECTRONICS -- 1.0%
    100,000       Siliconware Precision
                    Industries Co. Cv.
                    0.50%, 07/21/04 (d) ...............     100,000      97,750
                                                         ----------  ----------
                  ENERGY -- 6.5%
    125,000       Diamond Offshore Drilling Inc. Cv.
                    3.75%, 02/15/07 ...................     185,239     166,875
    200,000       Hamburgische Landesbank
                    Sub. Deb. Cv.
                    3.25%, 05/08/02....................     229,591     229,500
    150,000       Harken Energy Corp. Cv.
                    5.50%, 06/11/02 ...................     174,606     211,500
                                                         ----------  ----------
                                                            589,436     607,875
                                                         ----------  ----------
                  ENTERTAINMENT -- 2.2%
    200,000       Speedway Motorsports Inc. Cv.
                    5.75%, 09/30/03....................     204,057     207,000
                                                         ----------  ----------
                  EQUIPMENT and SUPPLIES -- 1.8%
    816,000(b)    Alcatel Alsthom SA Cv.
                    6.50%, 01/01/00....................     162,791     165,921
                                                         ----------  ----------
                  FINANCIAL SERVICES -- 3.0%
  1,468,000(b)    Fixana Sub. Deb. Cv.
                    3.00%, 01/01/01....................     285,361     288,474
                                                         ----------  ----------
                  HEALTH CARE -- 1.6%
    100,000       Sandoz Capital Novartis Cv.
                    2.00%, 10/06/02....................     125,293     154,000
                                                         ----------  ----------
                  PUBLISHING -- 4.8%
    250,000       Medya Holding Sub. Deb. Cv.
                    10.00%, 06/28/01...................     249,626     190,000
    150,000(c)    United News & Media plc
                    Sub. Deb. Cv.
                    6.125%, 12/03/03...................     252,499     260,385
                                                         ----------  ----------
                                                            502,125     450,385
                                                         ----------  ----------
                  RETAIL -- 3.5%
    100,000       Federated Department Stores Inc.
                    Sub. Deb. Cv.
                    5.00%, 10/01/03....................     100,000     136,000
    145,000       Home Depot Inc. Cv.
                    3.25%, 10/01/01  ..................     188,616     194,300
                                                         ----------  ----------
                                                            288,616     330,300
                                                         ----------  ----------
                  TELECOMMUNICATIONS -- 2.9%
    250,000       Telefonica Europe BV
                    Sub. Deb. Cv.
                    2.00%, 07/15/02 (d) ...............     269,143     268,125
                                                         ----------  ----------
                  TRANSPORTATION -- 5.3%
    100,000(c)    British Airport Authority plc
                    Sub. Deb. Cv.
                    5.75%, 03/29/06....................     153,760     175,441
    150,000       Halter Marine Group Inc. Cv.
                    4.50%, 09/15/04 (d)................     168,161     167,438

    The accompanying notes are an integral part of the financial statements.

The Gabelli Global Convertible Securities Fund
Portfolio of Investments (Continued) -- December 31, 1997
================================================================================

   Principal                                                           Market
    Amount                                                  Cost        Value
    ------                                                  ----        -----
                  CONVERTIBLE CORPORATE BONDS (continued)
                  TRANSPORTATION (continued)
$   207,000       International Container Terminal
                    Services Sub. Deb. Cv.
                    1.75%, 03/13/04 (d)................   $ 194,845   $ 153,180
                                                         ----------  ----------
                                                            516,766     496,059
                                                         ----------  ----------
                  TOTAL CONVERTIBLE
                  CORPORATE BONDS......................   6,495,886   6,342,135
                                                         ----------  ----------

    Shares
    ------
                  CONVERTIBLE PREFERRED STOCKS -- 30.2%
                  BROADCASTING -- 3.4%
      2,000       Granite Broadcasting Corp.
                    Cv. Pfd............................     110,500      97,000
     20,000       Triathlon Broadcasting Co.
                    Cv. Pfd............................     210,000     225,000
                                                         ----------  ----------
                                                            320,500     322,000
                                                         ----------  ----------
                  BUILDING and CONSTRUCTION -- 1.3%
        800       Case Corp. $4.50 Cv. Pfd., Cl. A ....     105,400     117,706
                                                         ----------  ----------
                  CABLE -- 4.3%
      5,500       Cablevision Systems Corp.
                    8.50%  Cv. Pfd., Ser. I............     153,275     211,750
      3,500       Houston Industries Inc.
                    7.00% Cv. Pfd......................     190,050     199,719
                                                         ----------  ----------
                                                            343,325     411,469
                                                         ----------  ----------
                  ENERGY -- 4.2%
      3,000       AES Trust Corp. 5.375% Cv. Pfd. .....     183,900     215,250
      4,000       EVI Inc. Cv. Pfd.(d).................     200,000     184,001
                                                         ----------  ----------
                                                            383,900     399,251
                                                         ----------  ----------
                  EQUIPMENT and SUPPLIES -- 2.7%
      7,000       Cooper Industries Inc.
                    6.00% Cv. Pfd......................     114,463     127,750
      2,500       Timet Capital Trust $3.3125
                    Cv. Pfd............................     137,188     123,750
                                                         ----------  ----------
                                                            251,651     251,500
                                                         ----------  ----------
                  FINANCIAL SERVICES -- 4.2%
      3,000       Banco Comercial Portugues SA
                    8.00% Cv. Pfd......................     153,150     222,750
      5,000       WBK Strypes Trust
                    10.00% Cv. Pfd.....................     156,750     167,500
                                                         ----------  ----------
                                                            309,900     390,250
                                                         ----------  ----------
                  METALS and MINING -- 0.2%
     10,000       Durban Roodepoort Deep Ltd.
                    8.00% Cv. Pfd. ....................      80,677      14,384
                                                         ----------  ----------
                  PUBLISHING -- 2.3%
      4,000       Golden Books Family
                    Entertainment Inc.
                    8.75% Cv. Pfd. (d).................     214,000     212,000
                                                         ----------  ----------
                  TELECOMMUNICATIONS -- 3.4%
      5,000       Nortel Inversora SA Cv. Pfd. ........     210,000     317,188
                                                         ----------  ----------
                  WIRELESS COMMUNICATIONS -- 4.2%
      2,500       AirTouch Communications Inc.
                    4.25% Cv. Pfd., Cl. C..............     149,188     155,781
      3,000       Globalstar Telecommunications
                    6.50% Cv. Pfd. (d).................     150,000     242,250
                                                         ----------  ----------
                                                            299,188     398,031
                                                         ----------  ----------
                  TOTAL CONVERTIBLE
                  PREFERRED STOCKS.....................   2,518,541   2,833,779
                                                         ----------  ----------
                  COMMON STOCKS -- 1.3%
                  AVIATION: PARTS and SERVICES -- 0.9%
     10,000       Jamco Corp. .........................     109,901      74,680
                                                         ----------  ----------
                  REAL ESTATE and DEVELOPMENT -- 0.4%
     19,700       Hemaraj Land Development Co. ........      98,215      20,866
    135,000       Tanayong Co. Ltd.+ ..................     125,146      17,384
                                                         ----------  ----------
                                                            223,361      38,250
                                                         ----------  ----------
                  WIRELESS COMMUNICATIONS -- 0.0%
     13,000       Total Access Communications
                    plc (d)............................     100,100       4,420
                                                         ----------  ----------
                  TOTAL COMMON STOCKS                       433,362     117,350
                                                         ----------  ----------
                  WARRANTS -- 0.4%
                  DIVERSIFIED INDUSTRIAL -- 0.3%
        100       Fujikura Ltd. Warrants+..............      42,500       3,750
        100       Mori Seiki Warrants+.................      60,000      12,500
                                                         ----------  ----------
                                                            102,500      16,250
                                                         ----------  ----------
                  ENERGY -- 0.1%
        500       Cosmo Oil Co. Ltd. Warrants+ ........      81,250      12,750
                                                         ----------  ----------
                  ENTERTAINMENT -- 0.0%
         50       Shochiku Co. Ltd. Warrants+ .........      53,125       3,125
                                                         ----------  ----------
                  METALS and MINING -- 0.0%
      5,000       Durban Roodepoort Deep Ltd.+ ........      10,084       2,826
                                                         ----------  ----------
                  TOTAL WARRANTS.......................     246,959      34,951
                                                         ----------  ----------
                  TOTAL INVESTMENTS --
                    99.5%..............................  $9,694,748   9,328,215
                                                         ==========
                  Other Assets and Liabilities
                    (Net)-- 0.5%.......................                  46,447
                                                                     ----------
                  NET ASSETS  --  100.0%
                    (998,148 shares outstanding)                     $9,374,662
                                                                     ==========
                  NET ASSET VALUE,
                    Offering and Redemption
                    Price Per Share....................                   $9.39
                                                                          =====

----------
For Federal income tax purposes:
      Aggregate cost...................................              $9,694,748
                                                                     ==========
      Gross unrealized appreciation....................                 664,994
      Gross unrealized depreciation....................              (1,031,526)
                                                                     ----------
      Net unrealized appreciation......................              $ (366,532)
                                                                     ==========
----------
(a)   Principal amount denoted in Japanese Yen.

(b)   Principal amount denoted in French Francs.

(c)   Principal amount denoted in British Pounds.

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1997, the market value of Rule 144A securities amounted to $2,141,539 or 22.8% of net assets.

+     Non-income producing security

    The accompanying notes are an integral part of the financial statements.

                 The Gabelli Global Convertible Securities Fund

Statement of Assets and Liabilities
December 31, 1997
================================================================================

Assets:
    Investments, at value (cost $9,694,748) ................        $ 9,328,215
    Foreign cash, at value (cost $15,244) ..................             15,092
    Dividends and interest receivable ......................            100,160
    Deferred organizational expenses .......................             14,100
    Other assets ...........................................             46,609
                                                                    -----------
      Total Assets .........................................          9,504,176
                                                                    -----------
Liabilities:
    Payable to custodian ...................................             44,108
    Payable for Fund shares redeemed .......................              2,009
    Payable for investment advisory fees ...................              8,049
    Payable for distribution fees ..........................              6,292
    Other accrued expenses .................................             69,056
                                                                    -----------
      Total Liabilities ....................................            129,514
                                                                    -----------
      Net Assets (applicable to 998,148
        shares outstanding) ................................        $ 9,374,662
                                                                    ===========
      Net Asset Value, offering and
        redemption price per share .........................        $      9.39
                                                                    ===========
Net Assets consist of:
    Capital stock, at par value ............................        $       998
    Additional paid-in capital .............................          9,723,524
    Distributions in excess of net
      investment income ....................................            (22,980)
    Net unrealized depreciation on
      investments and assets and liabilities
      denominated in foreign currencies ....................           (326,880)
                                                                    -----------
      Total Net Assets .....................................        $ 9,374,662
                                                                    ===========

Statement of Operations
For the Year Ended December 31, 1997
================================================================================

Investment Income:
    Dividends (net of foreign taxes of $1,529) ....................   $ 143,801
    Interest ......................................................     263,798
                                                                      ---------
      Total Investment Income .....................................     407,599
                                                                      ---------
Expenses:
    Investment advisory fees ......................................     111,722
    Distribution fees .............................................      28,273
    Shareholder services fees .....................................      36,196
    Legal and audit fees ..........................................      33,950
    Shareholder report expenses ...................................      17,846
    Registration fees .............................................      15,155
    Amortization of organizational expenses .......................      13,027
    Interest expense ..............................................       1,951
    Miscellaneous expenses ........................................      20,864
                                                                      ---------
      Total Expenses ..............................................     278,984
    Custodian fee credit ..........................................      (1,755)
                                                                      ---------
      Total Net Expenses ..........................................     277,229
                                                                      ---------
Net Investment Income .............................................     130,370
                                                                      ---------

Net Realized and Unrealized Gain (Loss)
    on Investments:
    Net realized gain on investments
      and foreign currency transactions ...........................     815,188
    Net change in unrealized depreciation on
      investments and assets and liabilities
      denominated in foreign currencies ...........................    (554,352)
                                                                      ---------
    Net realized and unrealized gain on
      investments and foreign currency
      transactions ................................................     260,836
                                                                      ---------
Net increase in net assets resulting from
    operations ....................................................   $ 391,206
                                                                      =========

Statement of Changes in Net Assets
================================================================================

                                                                                     Year Ended December 31,
                                                                                 -------------------------------
                                                                                     1997               1996
                                                                                 ------------       ------------
Operations:
    Net investment income .................................................      $    130,370       $    347,664
    Net realized gain on investments and foreign currency transactions ....           815,188          1,105,102
    Net change in unrealized (depreciation) on investments and assets
      and liabilities denominated in foreign currencies ...................          (554,352)          (606,409)
                                                                                 ------------       ------------
      Net increase in net assets resulting from operations ................           391,206            846,357
                                                                                 ------------       ------------
Distributions to shareholders:
    From net investment income ............................................          (125,474)          (347,664)
    From net realized gain on investments .................................          (815,188)          (170,846)
    In excess of net realized gain on investments .........................           (27,877)          (928,495)
                                                                                 ------------       ------------
      Total distributions to shareholders .................................          (968,539)        (1,447,005)
                                                                                 ------------       ------------
Share transactions:
    Net (decrease) in net assets from Fund share transactions .............        (3,574,685)        (1,614,764)
                                                                                 ------------       ------------
      Net (decrease) in net assets ........................................        (4,152,018)        (2,215,412)
Net Assets:
    Beginning of period ...................................................        13,526,680         15,742,092
                                                                                 ------------       ------------
    End of period .........................................................      $  9,374,662       $ 13,526,680
                                                                                 ============       ============

    The accompanying notes are an integral part of the financial statements.

The Gabelli Global Convertible Securities Fund
Notes to Financial Statements
================================================================================

1. Significant Accounting Policies. The Gabelli Global Convertible Securities Fund (the "Fund"), a series of Gabelli Global Series Funds, Inc. (the "Corporation"), was organized on July 16, 1993 as a Maryland corporation. The Fund is a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "Act"), and one of five separately managed portfolios of the Corporation, whose primary objective is to obtain a high rate of total return. The Fund commenced operations on February 3, 1994. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") or traded on foreign exchanges are valued at the last sale price on that exchange (if there were no sales that day, the security is valued at the average of the bid and asked prices). All other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest average of the bid and asked prices. When market quotations are not readily available, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Corporation's Directors. Short term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Directors determine such does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Directors. Options are valued at the last sale price on the exchange on which they are listed. If no sales of such options have taken place that day, they will be valued at the mean between their closing bid and asked prices.

Repurchase Agreements. The Fund may enter into repurchase agreements with government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with other brokers or dealers that meet credit guidelines established by the Directors. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. The Fund will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Fund in each agreement. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Options. The Fund may purchase or write call or put options on securities or indices. As a writer of put options, the Fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. The Fund would incur a loss if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. The Fund would realize a gain, to the extent of the premium, if the price of the financial instrument increases between those dates.

As a purchaser of put options, the Fund pays a premium for the right to sell to the writer of the put option the underlying security at a specified price. The seller of the put has the obligation to purchase the underlying security upon exercise at the exercise price. If the price of the underlying security declines, the Fund would realize a gain upon sale or exercise. If the price of the underlying security increases, the Fund would realize a loss upon sale or at the expiration date, but only to the extent of the premium paid.

The Gabelli Global Convertible Securities Fund
Notes to Financial Statements (Continued)
================================================================================

During the year ended December 31, 1997, the Fund utilized put options to hedge the value of the Fund's portfolio. Transactions in options for the year ended December 31, 1997:

                                                 Written Put Options            Purchased Put Options
                                              -------------------------       -------------------------
                                              Number of                       Number of
                                              Contracts        Premium        Contracts        Premium
                                              ---------       ---------       ---------       ---------
Options outstanding at January 1, 1997 .             50       $  58,598              50       $  75,150
Options opened .........................            220         200,214             310         349,285
Options closed .........................           (220)       (200,214)           (290)       (328,725)
Options expired ........................            (50)        (58,598)            (70)        (95,710)
                                              ---------       ---------       ---------       ---------
Options outstanding at December 31, 1997              0       $       0               0       $       0
                                              =========       =========       =========       =========

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars as follows:

(i) market value of investment securities and other assets and liabilities are recorded at the exchange rate on the valuation date.

(ii) purchases and sales of investment securities, income and expenses are recorded at the exchange rate prevailing on the respective date of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Forward Foreign Currency Contracts. The Fund may engage in forward foreign exchange contracts for hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

At December 31, 1997, the Fund had open positions in the following forward foreign currency sale contracts:

      Amount/Currency                  Settlement Date       Proceeds               Value         Unrealized Gain (Loss)
      ---------------                  ---------------     ------------          ------------     ----------------------
     456,050    German Marks              01/30/98         $   (264,316)         $   (254,039)         $     10,277
   2,045,375    Hong Kong Dollars         11/26/98             (250,000)             (251,732)               (1,732)
  89,287,500    Japanese Yen              11/25/98             (750,000)             (718,165)               31,835
                                                           ------------          ------------          ------------
                                                           $ (1,264,316)         $ (1,223,936)         $     40,380
                                                           ============          ============          ============

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date, with realized gain or loss on the sale of investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

The Gabelli Global Convertible Securities Fund
Notes to Financial Statements (Continued)
================================================================================

As of December 31, 1997, the following reclassifications have been made to increase (decrease) such accounts with offsetting adjustments made to additional paid-in-capital:

Distributions in Excess of       Accumulated Net Realized (Loss) on Investments
   Net Investment Income                and Foreign Currency Transactions
   ---------------------                ---------------------------------
         $201,509                                   $(89,891)

Provision for Income Taxes. The Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

Dividends and interest from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Fund intends to undertake any procedural steps required to claim the benefits of such treaties. If the value of more than 50% of the Fund's total assets at the close of any taxable year consists of stocks or securities of non-U.S. corporations, the Fund is permitted and may elect to treat any non-U.S. taxes paid by it as paid by its shareholders.

2. Investment Advisory Agreement. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of the Fund's average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund's portfolio, oversees the administration of all aspects of the Fund's business and affairs and pays the compensation of all Officers and Directors of the Fund who are its affiliates

3. Organizational Expenses. The organizational expenses of the Fund are being amortized on a straight-line basis over a period of 60 months.

4. Distribution Plan. The Fund's Board of Directors has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. For the year ended December 31, 1997, the Fund incurred distribution costs payable to Gabelli & Company, Inc., an indirect wholly-owned subsidiary of the Adviser, of $28,273, or 0.25% of average net assets, the annual limitation under the Plan.

5. Portfolio Securities. Purchases and sales of securities for the year ended December 31, 1997, other than short term securities, aggregated $11,062,627 and $14,823,928, respectively.

6. Bank Loan. The Fund has access to an unsecured line of credit from the custodian for temporary purposes. Borrowings under this arrangement bear interest at 0.75% above the Federal Funds rate on outstanding balances. There were no borrowings outstanding at December 31, 1997.

The average daily amount of borrowings outstanding during the year ended December 31, 1997 was $274, with a related weighted average interest rate of 6.28%. The maximum amount borrowed at any time during the year ended December 31, 1997 was $100,000.

7. Capital Stock Transactions. Transactions in shares of common stock were as follows:

                                                  Year ended December 31, 1997        Year ended December 31, 1996
                                                  -----------------------------       -----------------------------
                                                     Shares            Amount            Shares            Amount
                                                  -----------       -----------       -----------       -----------
Shares sold ................................          139,305       $ 1,573,440           211,765       $ 2,394,898
Shares issued upon reinvestment of dividends          103,239           904,417           132,658         1,350,457
Shares redeemed ............................         (573,320)       (6,052,542)         (474,195)       (5,360,119)
                                                  -----------       -----------       -----------       -----------
  Net (decrease) ...........................         (330,776)      $(3,574,685)         (129,772)      $(1,614,764)
                                                  ===========       ===========       ===========       ===========

The Gabelli Global Convertible Securities Fund
Financial Highlights
================================================================================

Selected data for a share of capital stock outstanding throughout each period:

                                                                    Year Ended December 31,
                                                   --------------------------------------------------------
                                                     1997            1996            1995            1994+
                                                   --------        --------        --------        --------
Operating performance:
      Net asset value, beginning of period ...     $  10.18        $  10.79        $   9.93        $  10.00
                                                   --------        --------        --------        --------
      Net investment income ..................         0.11            0.43            0.39            0.16
      Net realized and unrealized gain (loss)
        on investments .......................         0.17            0.16            0.86           (0.07)
                                                   --------        --------        --------        --------
      Total from investment operations .......         0.28            0.59            1.25            0.09
                                                   --------        --------        --------        --------
 Distributions to shareholders:
      From net investment income .............        (0.14)          (0.43)          (0.39)          (0.16)
      From net realized gain on
        investments ..........................        (0.90)          (0.77)           --              --
      In excess of net realized gain
        on investments .......................        (0.03)           --              --              --
                                                   --------        --------        --------        --------
 Total distributions .........................        (1.07)          (1.20)          (0.39)          (0.16)
                                                   --------        --------        --------        --------
 Net asset value, end of period ..............     $   9.39        $  10.18        $  10.79        $   9.93
                                                   ========        ========        ========        ========
      Total return(a) ........................          2.8%            5.5%           12.6%            0.9%
                                                   ========        ========        ========        ========
 Ratios to average net assets and
   supplemental data:
      Net assets, end of period (in 000's) ...     $  9,375        $ 13,527        $ 15,742        $ 15,574
      Ratio of net investment income to
        average net assets ...................         1.17%           2.00%           2.90%           2.80%(c)
      Ratio of operating expenses to
        average net assets(b) ................         2.48%           2.35%           2.41%           2.49%(c)
      Portfolio turnover rate ................          100%            126%            152%            329%
      Average commission rate per share (d) ..     $ 0.0083        $ 0.0175            --              --

----------
+     From commencement of operations on February 3, 1994.
(a) Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends. Total return for the period of less than one year is not annualized.
(b) The Fund incurred interest expense during the year ended December 31, 1997. If interest expense had not been incurred, the ratio of operating expenses to average net assets would have been 2.46%. In addition, the ratio does not include a reduction of expenses for custodian fee credits. Including such credits, the ratio would have been 2.47%.
(c)   Annualized.
(d) For fiscal years beginning on or after September 1, 1995, the SEC requires a fund to disclose its average commission rate paid per share.

The Gabelli Global Convertible Securities Fund
Report of Grant Thornton LLP, Independent Auditors
================================================================================

Shareholders and Board of Directors
The Gabelli Global Convertible Securities Fund

      We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of The Gabelli Global Convertible Securities Fund (one of the Funds constituting Gabelli Global Series Funds, Inc.) as of December 31, 1997, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform our audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Gabelli Global Convertible Securities Fund of Gabelli Global Series Funds, Inc. as of December 31, 1997, and the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods, presented in conformity with generally accepted accounting principles.


New York, New York                        /s/ Grant Thornton LLP
February 26, 1998


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                   1997 TAX NOTICE TO SHAREHOLDERS (Unaudited)

For the year ended December 31, 1997, the Fund paid to shareholders, on December 30, 1997, an ordinary income dividend (comprised of net investment income and short-term capital gains) totaling $0.323 per share and long-term capital gains totaling $0.747 per share. For the year ended December 31, 1997, 46.87% of the ordinary income dividend qualifies for the dividend received deduction available to corporations.

U.S. Government Income:

The percentage of the ordinary income dividend paid by the Fund during 1997 which was derived from U.S. Treasury securities was 0.55%. Such income is exempt from state and local income tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund's fiscal year in U.S. Government securities. The Gabelli Global Convertible Securities Fund did not meet this strict requirement in 1997. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax advisor for the applicability of the information provided as to your own situation.
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                                       15

                        Gabelli Global Series Funds, Inc.
                 The Gabelli Global Convertible Securities Fund
                              One Corporate Center
                            Rye, New York 10580-1434
                                  1-800-GABELLI
                                [1-800-422-3554]
                               fax: 1-914-921-5118
                             http://www.gabelli.com
                            e-mail: info@gabelli.com
                (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)

                               Board of Directors

Mario J. Gabelli, CFA                     Karl Otto Pohl
Chairman and Chief                        Former President
Investment Officer                        Deutsche Bundesbank
Gabelli Funds, Inc.

Felix J. Christiana                       Werner J. Roeder, MD
Former Senior Vice President              Director of Surgery
Dollar Dry Dock Savings Bank              Lawrence Hospital

Anthony J. Colavita                       Anthonie C. van Ekris
Attorney-at-Law                           Managing DIrector
Anthony J. Colavita, P.C.                 BALMAC International, Inc.

John D. Gabelli
Vice President
Gabelli & Company, Inc.

                         Officers and Portfolio Managers

Mario J. Gabelli, CFA                     A. Hartswell Woodson, III
President and Chief                       Vice President and
Investment Officer                        Portfolio Manager

Bruce N. Alpert                           James E. McKee
Vice President and                        Secretary
Treasurer

                                   Distributor
                             Gabelli & Company, Inc.

                  Custodian, Transfer Agent and Dividend Agent
                       State Street Bank and Trust Company

                                  Legal Counsel
                    Skadden, Arps, Slate, Meagher & Flom LLP

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This report is submitted for the general information of the shareholders of The
Gabelli Global Convertible Securities Fund. It is not authorized for distribution to prospective investors unless preceded or accompa nied by an effective prospectus.
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